Statements of Net Assets Available For Benefits - EBP 007 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
INVESTMENTS (at Fair Value)	$ 7,287,940,409	$ 6,344,320,697
RECEIVABLES
Notes Receivable from Participants	92,890,023	88,987,260
Company Contributions	4,756,441	2,145,002
Dividends	3,637,319	3,782,158
Total Receivables	101,283,783	94,914,420
Total Assets	7,389,224,192	6,439,235,117
NET ASSETS AVAILABLE FOR BENEFITS	$ 7,389,224,192	$ 6,439,235,117